Accounting Policies, by Policy (Policies)	12 Months Ended
Dec. 31, 2014
Accounting Policies [Abstract]
Consolidation, Policy [Policy Text Block]

General Information and Basis of Presentation

The Gorman-Rupp Company is a leading designer, manufacturer and international marketer of pumps and pump systems for use in diverse water, wastewater, construction, dewatering, industrial, petroleum, original equipment, agriculture, fire protection, heating, ventilating and air conditioning (HVAC), military and other liquid-handling applications.

The consolidated financial statements have been prepared in accordance with U.S. generally accepted accounting principles and include the accounts of the Company and its wholly owned subsidiaries. All significant intercompany transactions and balances have been eliminated. Earnings per share are calculated based on the weighted-average number of common shares outstanding.

Cash and Cash Equivalents, Policy [Policy Text Block]

Cash Equivalents and Short-Term Investments

The Company considers highly liquid instruments with maturities of 90 days or less to be cash equivalents. The Company periodically makes short-term investments for which cost approximates fair value. Short-term investments at December 31, 2014 and 2013 consist primarily of certificates of deposit and are classified as prepaid and other on the consolidated balance sheets.

Receivables, Policy [Policy Text Block]

Accounts Receivable and Allowance for Doubtful Accounts

Accounts receivable are stated at the historical carrying amount net of allowance for doubtful accounts. The Company maintains an allowance for doubtful accounts for estimated losses from the failure of its customers to make required payments for products delivered. The Company estimates this allowance based on knowledge of the financial condition of customers, review of historical receivables and reserve trends and other relevant information.

Inventory, Policy [Policy Text Block]

Inventories

Inventories are stated at the lower of cost or market. The costs for approximately 75% of inventories at December 31, 2014 and 76% of inventories at December 31, 2013 are determined using the last-in, first-out (LIFO) method, with the remainder determined using the first-in, first-out method (FIFO). Cost components include materials, inbound freight costs, labor and allocations of fixed and variable overheads on an absorption costing basis.

Property, Plant and Equipment, Policy [Policy Text Block]

Long-Lived Assets

Property, plant and equipment are stated on the basis of cost. Repairs and maintenance costs are expensed as incurred. Depreciation for property, plant and equipment and amortization for finite-lived intangible assets are computed by the straight-line method over the estimated useful lives of the assets and are included in cost of products sold and selling, general and administrative expenses based on the use of the assets. Depreciation expense was $13.2 million, $12.4 million and $11.2 million during 2014, 2013 and 2012, respectively.

Depreciation of property, plant and equipment is determined based on the following lives:

(in years)
Buildings	20-50

Machinery and equipment	5-15

Software	3-5

Amortization of finite-lived intangible assets is determined based on the following lives:

(in years)
Technology and drawings	13-20

Customer relationships	9-15

Other intangibles	2-18

Long-lived assets, except goodwill and indefinite-lived intangible assets, are reviewed for impairment whenever events or changes in circumstances indicate the carrying amount may not be recovered through future net cash flows generated by the assets. Impairment losses may be recorded when the undiscounted cash flows estimated to be generated by those assets are less than the assets’ carrying amounts based on the excess of the carrying amounts over the estimated fair value of the assets.

Goodwill and Intangible Assets, Goodwill, Policy [Policy Text Block]

Goodwill and Indefinite-Lived Intangible Assets

Goodwill and other indefinite-lived intangible assets are not amortized but are reviewed annually for impairment as of October 1 or whenever events or changes in circumstances indicate there may be a possible permanent loss of value using either a quantitative or qualitative analysis. The Company uses a market-based approach to estimate the fair value of our reporting units and performed a quantitative analysis using a discounted cash flow model and other valuation techniques, but may elect to perform a qualitative analysis.

For 2014, the Company used a quantitative analysis for substantially all of its goodwill impairment testing under which the fair value for each reporting unit was estimated using a discounted cash flow model, which considered forecasted cash flows discounted at an estimated weighted-average cost of capital. The forecasted cash flows were based on the Company’s long-term operating plan and a terminal value was used to estimate the cash flows beyond the period covered by the operating plan. The weighted-average cost of capital is an estimate of the overall after-tax rate of return required by equity and debt market holders of a business enterprise. These analyses require the exercise of significant judgments, including judgments about appropriate discount rates, perpetual growth rates and the timing of expected future cash flows. Sensitivity analyses were performed around these assumptions in order to assess the reasonableness of the assumptions and the resulting estimated fair values. For 2014, based on the quantitative analysis, the fair values of the Company’s reporting units continue to exceed the respective carrying amounts.

A qualitative analysis may be performed by assessing certain trends and factors, including projected market outlook and growth rates, forecasted and actual sales and operating profit margins, discount rates, industry data and other relevant qualitative factors. These trends and factors are compared to, and based on, the assumptions used in the most recent quantitative assessment.

Indefinite-lived intangible assets primarily consist of trademarks and trade names. The fair value of these assets is determined using a royalty relief methodology similar to that employed when the associated assets were acquired, but using updated estimates of future sales, cash flows and profitability. For 2014 and 2013, the fair value of indefinite lived intangible assets exceeded their carrying value.

For additional information about goodwill and other intangible assets, see Note H.

Revenue Recognition, Policy [Policy Text Block]

Revenue Recognition

The Company’s revenues from product sales are recognized when all of the following criteria are met: persuasive evidence of a sale arrangement exists, the price is fixed or determinable, product delivery has occurred or services have been rendered, there are no further obligations to customers and collectability is probable. Product delivery occurs when the risks and rewards of ownership and title pass, which normally occurs upon shipment to the customer.

Concentration Risk, Credit Risk, Policy [Policy Text Block]

Concentration of Credit Risk

The Company generally does not require collateral from its customers and has a very good collection history. There were no sales to a single customer that exceeded 10% of total net sales for the years ended December 31, 2014, 2013 or 2012.

Shipping and Handling Cost, Policy [Policy Text Block]	Shipping and Handling Costs The Company classifies all amounts billed to customers for shipping and handling as revenue and reflects related shipping and handling costs in cost of products sold.
Advertising Costs, Policy [Policy Text Block]	Advertising The Company expenses all advertising costs as incurred, which for the years ended December 31, 2014, 2013 and 2012 totaled $3.5 million, $3.4 million and $3.5 million, respectively.
Standard Product Warranty, Policy [Policy Text Block]

Product Warranties

A liability is established for estimated future warranty and service claims based on historical claims experience and specific product failures. The Company expenses warranty costs directly to cost of products sold. Changes in the Company’s product warranty liability are:

	2014	2013	2012
Balance at beginning of year	$1,170	$1,133	$1,228
Provision	1,607	1,220	1,394
Claims	(1,611)	(1,183)	(1,489)
Balance at end of year	$1,166	$1,170	$1,133

Foreign Currency Transactions and Translations Policy [Policy Text Block]

Foreign Currency Translation

Assets and liabilities of the Company’s operations outside the United States which are accounted for in a functional currency other than U.S. dollars are translated into U.S. dollars using year-end exchange rates. Revenues and expenses are translated at weighted-average exchange rates effective during the year. Foreign currency translation gains and losses are included as a component of accumulated other comprehensive loss within equity.

Gains and losses resulting from foreign currency transactions, the amounts of which are not material, are included in net income.

Fair Value of Financial Instruments, Policy [Policy Text Block]	Fair Value The carrying value of cash and cash equivalents, accounts receivable, accounts payable and short-term debt approximates their fair value.
Use of Estimates, Policy [Policy Text Block]

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the consolidated financial statements and accompanying notes. Actual results could differ from those estimates.

Reclassification, Policy [Policy Text Block]	Reclassification Certain amounts for 2013 have been reclassified to conform to the 2014 presentation.
New Accounting Pronouncements, Policy [Policy Text Block]

New Accounting Pronouncements

In May 2014, the Financial Accounting Standards Board issued ASU 2014-09, “Revenue from Contracts with Customers,” which supersedes most current revenue recognition guidance, including industry-specific guidance, and requires entities to recognize revenue in a way that depicts the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled to in exchange for those goods or services. ASU 2014-09 is effective for fiscal years, and interim periods within those years, beginning after December 15, 2016, and is to be applied retrospectively, with early application not permitted. The Company currently does not expect the adoption of ASU 2014-09 to have a material impact on its consolidated financial statements.